Exhibit 99.1
*** Text omitted and filed seperately
    Confidential treatment requested
FIRST AMENDMENT TO PREMIER EXHIBITIONS/LIVE NATION AGREEMENT
     THIS FIRST AMENDMENT TO PREMIER EXHIBITIONS/LIVE NATION AGREEMENT (this “Amendment”), is made effective as of November 29, 2008, by and among JAM Exhibitions, LLC, a Delaware limited liability company, having its principal place of business at 207 West Goethe, Chicago, Illinois 60610 (“JAM”), Soon To Be Named Corporation, a Delaware corporation, having its principal place of business at 501 Brickell Key Drive, Suite 300 Miami, Florida 33131 (“STBN”), as successor in interest to Live Nation Inc., a Delaware corporation (“Live Nation”), and Premier Exhibitions, Inc. a corporation organized under the laws of the State of Florida and having its principal place of business at 3340 Peachtree Rd NE, Suite 2250, Atlanta, Georgia 30326 (“Premier”).
     WHEREAS, STBN has acquired the right to produce, promote and generally exploit the exhibit known as “Bodies Revealed” or “Bodies...The Exhibition” (“Exhibitions”) in thirty six (36) cities throughout the world pursuant to the sale and assignment of certain assets of Live Nation to Events Acquisition Corporation, a Delaware corporation (whose name was subsequently changed to STBN), effective September 22, 2008, including Live Nation’s interest in that certain Premier Exhibitions/Live Nation Agreement dated November 28, 2007 (the “Bodies Agreement”), which sale of assets and assignment was consented to by Premier pursuant to a consent letter by and among Premier, JAM, Live Nation and Events Acquisition Corporation of even date herewith;
     WHEREAS, JAM and STBN, as assignee of Live Nation, are parties to that certain Amended and Restated Co-Promotion Agreement dated as of April 13, 2005 (“Co-Promotion Agreement”) by which Live Nation engaged JAM as its exclusive co-promoter to manage, supervise and oversee the production and operation of any Exhibitions produced by Premier and STBN;
     WHEREAS, the parties hereto desire to amend the Bodies Agreement so that: (i) the First Option License (as defined in and pursuant to Section 2 of the Bodies Agreement) shall be deemed to have been exercised by both Parties upon the execution hereof, provided that (A) such exercise of the First Option License grant to STBN the right to present eight (8) additional Exhibitions (rather than the twelve (12) Exhibitions previously provided for under the First Option License), and (B) the consideration to be paid by STBN for such eight (8) additional Exhibitions shall be a non-refundable and non-recoupable guaranteed payment of Four Million ($4,000,000) Dollars (rather than the $6,000,000 previously provided for under Section 6 of the Bodies Agreement), with $3,000,000 of such amount to be paid by STBN to Premier on or before December 5, 2008, and $1,000,000 of such amount to be paid by STBN to Premier on or before January 19, 2009; (ii) the Second Option License (as defined in such Section 2 of the Bodies Agreement), as well as a new “Third Option License” to be added to such Section by this Amendment, shall upon exercise each be deemed to have granted to STBN the right to present eight (8) additional Exhibitions (rather than the twelve (12) Exhibitions previously provided for under the Second Option License), and the consideration to be paid by STBN for each of the Second Option License and the Third Option License shall
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be an additional non-refundable and non-recoupable guaranteed payment of Four Million ($4,000,000) Dollars for each such Option License (rather than the $6,000,000 previously provided for with respect to the Second Option License under Section 6 of the Bodies Agreement); (iii) the eight (8) Exhibitions presented under each of the First Option License, the Second Option License and the Third Option License will be settled on a “pot basis” (i.e., one such “pot” for each such Option License), with periodic interim settlements and payments to the Parties as set forth herein; and (iv) certain costs allocations between the Parties (as set forth in Section 10 and elsewhere in the Bodies Agreement) are being modified, all as set forth in this Amendment; and
     WHEREAS, the parties acknowledge that, as of the date of this Amendment, the parties are deemed to have jointly presented four (4) of the twelve (12) Exhibitions licensed to STBN pursuant to Section 1 of the Bodies Agreement (i.e., Vienna, Budapest and Copenhagen, as well as the Rio and Panama City shows, which are being deemed to comprise one (1) Exhibition presentation).
     NOW, THEREFORE, in consideration of the mutual covenants and conditions contained in this Amendment, the parties hereto agree as follows:
     1. All capitalized terms used herein not otherwise defined shall have the meanings ascribed to them in the Bodies Agreement. All references in the Bodies Agreement to “Live Nation” shall be deemed to mean STBN.
     2. The Parties acknowledge and agree that the Exhibitions opened in Rio de Janeiro and Panama City shall be deemed to comprise one (1) Exhibition for purposes of calculating the number of Exhibitions presented under the Bodies Agreement (and it being understood that $500,000 of the guaranteed payment previously made to Premier under Section 6 of the Bodies Agreement shall be allocated $125,000 to Panama City and $375,000 to Rio de Janeiro. Such Exhibitions will each be settled separately and not “cross-collateralized” or as part of one “pot.” The Parties further agree that while it is contemplated that each Exhibition shall run for a period of at least six (6) months, Premier will consider in good faith, consistent with prior customary business practice between the Parties, any reasonable request by STBN to present two (2) or more Exhibitions for shorter periods of time, which together would constitute one (1) Exhibition for purposes of the Bodies Agreement and this Amendment (provided however, for any such Exhibitions under the initial License, such Exhibitions would constitute one (1) Exhibition solely for purposes of calculating the number of Exhibitions presented under the Bodies Agreement, it being understood that, unless otherwise agreed by the Parties, any such Exhibitions will each be settled separately and not “cross-collateralized” or as part of one “pot.”).
     3. Section 1 of the Bodies Agreement is hereby amended and restated as follows: “License Rights. Premier hereby grants to Live Nation the exclusive right, license, and opportunity to jointly present, along with Premier, twelve (12) Exhibitions in twelve (12) geographic territories in the Exclusive Territory (as defined below), selected by Live Nation and approved by Premier (such approval not to be unreasonably withheld, conditioned or delayed) and subject to the terms and conditions contained herein (as the same may be extended and expanded by the First Option License, the Second Option License and the Third Option License, individually and collectively, the “License”).
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     Notwithstanding the foregoing, for each Exhibition under the initial License that is at any time not yet open to the public (other than those that the Parties have agreed to open), Premier shall have the following co-presentation flexibility (the “Premier/Third Party Promoter Rights”): Premier shall have the option to elect (by written notice to that effect to Live Nation) that Live Nation co-present such Exhibition in a specific geographic territory in the Exclusive Territory together with Premier and a specific third party promoter to be designated by Premier (a “Third Party Promoter”), and in such case, that Exhibition shall be deemed to be one of Live Nation’s remaining Exhibitions under such initial License, subject to the following terms and conditions: (1) the applicable Third Party Promoter shall be required to remit to Live Nation a license fee in the amount of *** Dollars (the “Third Party Promoter License Fee”) as soon as practicable but in no case later than prior to the opening of the applicable Exhibition; (2) in lieu of the Revenue sharing provisions set forth in Section 12 below, Revenues from each such Exhibition shall be shared as follows—(a) first, recoupment of expenses already incurred and already paid by the Parties (and/or such Third Party Promoter) in accordance with the Costs Memorandum and Sections 10, 11 and 14 below, which expenses shall not include the cost to Live Nation of the non-refundable, non-recoupable guarantee payments referenced in Section 6 above but shall include the applicable Third Party Promoter License Fee; and (b) then, remaining Revenues shall be allocated ***% to Premier, ***% to Live Nation and ***% to the Third Party Promoter, except that if Premier is able to finalize an agreement with the Third Party Promoter pursuant to which such Third Party Promoter will receive less than ***% of such remaining Revenues, then any such percentage savings shall be split equally between Premier and Live Nation (by way of example, if the Third Party Promoter agrees to receive only ***% of such remaining Revenues, then the other ***% of such remaining Revenues shall be allocated ***% to Premier and ***% to Live Nation); (3) Live Nation shall, in each case, be entitled (x) to elect not to enter into an agreement with such Third Party Promoter (by delivering written notice to that effect to Premier no later than twenty-one (21) days after receipt of Premier’s notice to Live Nation regarding such Third Party Promoter), in which case Premier shall be entitled to co-present such Exhibition solely with such Third Party Promoter (i.e., without Live Nation, and without Live Nation sharing in any Revenues therefrom), provided that such Exhibition shall not be deemed to have diminished the number of Live Nation’s remaining Exhibitions under such initial License; or (y) to elect to co-present such Exhibition with Premier but without such Third Party Promoter (by delivering written notice to that effect to Premier no later than twenty-one (21) days after receipt of Premier’s notice to Live Nation regarding such Third Party Promoter), in which case—(A) such Exhibition shall be deemed to be one of Live Nation’s remaining Exhibitions under such initial License, (B) Revenues from such Exhibition shall be shared in accordance with the Revenue sharing provisions set forth in Section 12 below and (C) Live Nation shall open such Exhibition to the public by no later than sixty (60) days after the date by which such Third Party Promoter was otherwise prepared to open such Exhibition to the public.”
     4. Section 2 of the Bodies Agreement is hereby amended and restated as follows: “Options. Either Party shall have the unilateral right to exercise an option under which Premier would grant to Live Nation an additional exclusive, non-transferable
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license to present eight (8) additional Exhibitions in eight (8) additional geographic territories in the Exclusive Territory to be selected by Live Nation and approved by Premier (such approval not to be unreasonably withheld, conditioned or delayed), subject to the terms and conditions contained herein (the “First Option License”). Notice of the exercise of the First Option License must be provided in writing by either Party to the other Party during the calendar month of November, 2008. The parties acknowledge and agree that the First Option License is hereby deemed to have been exercised by both Parties, and that the consideration for such First Option License (pursuant to Section 6 below) shall be payable by Live Nation to Premier as follows: Three Million ($3,000,000) Dollars shall be paid by Live Nation to Premier on or before December 5, 2008, and One Million ($1,000,000) Dollars shall be paid by Live Nation to Premier on or before January 19, 2009.
     Either Party shall have the unilateral right to exercise a second option under which Premier would grant to Live Nation an additional exclusive, non-transferable license to present eight (8) additional Exhibitions in eight (8) additional geographic territories in the Exclusive Territory, to be selected by Live Nation and approved by Premier (such approval not to be unreasonably withheld, conditioned or delayed), subject to the terms and conditions contained herein (the “Second Option License”). Notice of the exercise of the Second Option License must be provided in writing by either Party to the other Party during the calendar month of November, 2009.
     Either Party shall have the unilateral right to exercise a third option under which Premier would grant to Live Nation an additional exclusive, non-transferable license to present eight (8) additional Exhibitions in eight (8) additional geographic territories in the Exclusive Territory, to be selected by Live Nation and approved by Premier (such approval not to be unreasonably withheld, conditioned or delayed), subject to the terms and conditions contained herein (the “Third Option License”). Notice of the exercise of the Third Option License must be provided in writing by either Party to the other Party during the calendar month of November, 2010.
     The Exhibitions to be presented under the First Option License must open to the public on or before the expiration of the eighteen (18) month period commencing on the date on which the last remaining Exhibition under the initial License is opened to the public (the “First Option License Term”). In the event that any such Exhibitions under the First Option License are not opened to the public on or prior to the expiration of the First Option License Term, they shall be deemed forfeited by Live Nation (and JAM). Notwithstanding the foregoing, in the event that Live Nation has failed to timely open all such Exhibitions to be presented under the First Option License despite having used best efforts to do so, then the First Option License Term shall be extended for an additional six (6) months (the “First Option License Extension Term”), provided that Premier shall be entitled to exercise the Premier/Third Party Promoter Rights (as defined and described in Section 1 above) with respect to any such remaining Exhibitions to be presented under the First Option License during the First Option License Extension Term.
     The Exhibitions to be presented under the Second Option License (if exercised) must open on or before the expiration of the eighteen (18) month period commencing on the date immediately following the expiration of the First Option License Term (the “Second Option License Term”). In the event that any such Exhibitions under the Second
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Option License are not opened to the public on or prior to the expiration of the Second Option License Term, they shall be deemed forfeited by Live Nation (and JAM). Notwithstanding the foregoing, in the event that Live Nation has failed to timely open all such Exhibitions to be presented under the Second Option License despite having used best efforts to do so, then the Second Option License Term shall be extended for an additional six (6) months (the “Second Option License Extension Term”), provided that Premier shall be entitled to exercise the Premier/Third Party Promoter Rights (as defined and described in Section 1 above) with respect to any such remaining Exhibitions to be presented under the Second Option License during the Second Option License Extension Term.
     The Exhibitions to be presented under the Third Option License (if exercised) must open on or before the expiration of the eighteen (18) month period commencing on the date immediately following the expiration of the Second Option License Term (the “Third Option License Term”). In the event that any such Exhibitions under the Third Option License are not opened to the public on or prior to the expiration of the Third Option License Term, they shall be deemed forfeited by Live Nation (and JAM). Notwithstanding the foregoing, in the event that Live Nation has failed to timely open all such Exhibitions to be presented under the Third Option License despite having used best efforts to do so, then the Third Option License Term shall be extended for an additional six (6) months (the “Third Option License Extension Term”), provided that Premier shall be entitled to exercise the Premier/Third Party Promoter Rights (as defined and described in Section 1 above) with respect to any such remaining Exhibitions to be presented under the Third Option License during the Third Option License Extension Term.
     Notwithstanding anything to the contrary contained herein, Live Nation shall be entitled to “carry over” up to two (2) such remaining Exhibitions from any of the First Option License, Second Option License or Third Option License, so that it can be co- presented as part of the next Option License (provided that such Option License has been exercised and that any such “carried over” Exhibition shall be settled separately and not “cross-collateralized” with other Exhibition or as part of one “pot.”).
     In the event that upon the expiration of the final Option License Extension Term to have taken effect under this Agreement, there are still remaining Exhibitions to be presented under the applicable Option License, including any Exhibitions that have been carried over from a prior Option License (collectively, the “Unperformed Exhibitions”), then Premier agrees that although Premier shall then be free to present or co-present Exhibitions anywhere in the Exclusive Territory (i.e., without Live Nation), Live Nation shall, for an additional period of twelve (12) months commencing the day immediately following the expiration of any such Option License Extension Term, have the non-exclusive right, license, and opportunity to jointly present, along with Premier, up to four (4) such Unperformed Exhibitions in the same number of geographic territories in what previously constituted the Exclusive Territory, such territories to be selected by Live Nation and approved by Premier (such approval not to be unreasonably withheld, conditioned or delayed), and subject to the terms and conditions contained herein (it being acknowledged that no additional guarantee payments shall be payable by Live Nation to Premier for such Unperformed Exhibitions pursuant to Section 6 or otherwise) with respect to the presentation and settlement of Exhibitions under the initial License
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(i.e., such Unperformed Exhibitions shall not be cross-collateralized or treated as part of one “pot”).”
     5. Section 4 of the Bodies Agreement shall be amended by adding the following new two sentences: “Live Nation shall not take possession of any set of specimens unless such set of specimens is to be utilized within two (2) weeks for load-in for an Exhibition to be presented under the Licenses. Notwithstanding the foregoing, the Parties agree that once any such set of specimens has been or is in Live Nation’s possession, and until the completion of all Exhibitions under the License (or the expiration of Live Nation’s right, license and opportunity to co-present such Exhibitions), all storage costs incurred in connection with such set of specimens (without regard to whether Premier has temporarily taken back possession of such specimens or assisted in arranging for such storage (or advanced payment for such storage costs) shall be considered shared costs for a period of three (3) weeks between Exhibitions, after which point, Live Nation shall be responsible for all storage costs.”
     6. Section 6 of the Bodies Agreement is hereby amended and restated as follows (provided that Premier hereby acknowledges its prior receipt of the consideration that was to be paid on or before November 30, 2007): “Consideration for Licenses. As consideration for the License conferred herein, Live Nation shall pay to Premier a non-refundable and non-recoupable guaranteed payment of Six Million ($6,000,000) Dollars, such monies to be due to Premier on or before November 30, 2007. As consideration for the First Option License, and in the event that the First Option License is exercised by either of the Parties in accordance with Section 2 above, Live Nation shall pay to Premier a non-refundable and non-recoupable guaranteed payment of Four Million ($4,000,000) Dollars, such monies to be earned and due to Premier, without demand, upon the exercise of the First Option License, and payable as set forth in Section 2 above. As consideration for the Second Option License, and in the event that the Second Option License is exercised by either of the Parties in accordance with Section 2 above, Live Nation shall pay to Premier an additional non-refundable and non-recoupable guaranteed payment of Four Million ($4,000,000) Dollars, such monies to be earned and due to Premier, without demand, upon the exercise of the Second Option License, and payable to Premier within five (5) business days after such exercise. As consideration for the Third Option License, and in the event that the Third Option License is exercised by either of the Parties in accordance with Section 2 above, Live Nation shall pay to Premier an additional non-refundable and non-recoupable guaranteed payment of Four Million ($4,000,000) Dollars, such monies to be earned and due to Premier, without demand, upon the exercise of the Third Option License, and payable to Premier within five (5) business days after such exercise.
     Prior to soliciting, negotiating or otherwise pursuing any specific potential opportunity to co-present an Exhibition in any territory in the Exclusive Territory, Live Nation shall advise Premier in writing of its intent to do so (it being understood that any such writing shall identify a particular venue or third party promoter and a specific territory). Premier shall then advise Live Nation in writing within thirty (30) days after receipt of such writing from Live Nation as to whether, to the best of Premier’s knowledge, any Laws (as defined below) exist or are pending with respect to such specific territory and opportunity (a “Provenance Notice”). For purposes of clarification,
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Premier may, from time to time, also advise as to general legal and judicial developments regarding specimen sourcing issues and/or Exhibition presentation in any territory or country, but such general advice shall not be deemed to constitute a Provenance Notice for the purposes of this Section 6 and the so-called “Provenance Remedies” contained herein.
     Notwithstanding anything to the contrary contained herein, Premier acknowledges that Live Nation has requested certain relief from its obligations hereunder in the event that it encounters problems in securing booking opportunities for the Exhibitions that relate to the sourcing of the specimens. Accordingly, Live Nation shall be entitled to the following potential relief (collectively, “Provenance Remedies”):
     (1) Live Nation shall be entitled to terminate the Second Option License and/or the Third Option License by written notice to that effect (the “Option Termination Notice”) to Premier (provided that the applicable Option License has not yet been exercised by either Party) in the event that all of the following have occurred:  (a) Premier is prohibited by any law, rule or regulation, or by judicial decree, from presenting the Exhibition (collectively, “Laws”);  AND (b) by reason of such Laws, the Parties are prohibited from presenting the Exhibition in any cities located in three (3) or more countries comprising the Exclusive Territory that present commercially feasible opportunities hereunder (consistent with and based upon other opportunities previously exploited by the Parties in connection with Exhibitions) (each such country hereinafter referred to as an “Unavailable Country”); provided however, that no country shall be deemed to be an Unavailable Country for purposes of terminating an Option License as contemplated hereunder) unless (x) Live Nation can demonstrate that the applicable country is one in which such commercially feasible opportunities existed prior to the enactment of such Laws, and (y) Live Nation can demonstrate that it had identified bona fide opportunities to present or co-present the Exhibition in the applicable country after having been advised by Premier that no Laws exist or are pending in such country (pursuant to a Provenance Notice) and prior to the enactment of such Laws. Notwithstanding the foregoing, in no event shall any such Option Termination Notice be effective or binding on Premier unless it is sent by Live Nation no later than thirty (30) days after Live Nation has been advised of or learns of the existence of Laws that result in there being a third Unavailable Country.
     (2) In addition, in the event that Live Nation can demonstrate that it has identified bona fide opportunities to present or co-present a particular Exhibition in any particular territory after having been advised by Premier (pursuant to a Provenance Notice) that no Laws exist or are pending in such territory, and that proceeding with such opportunity would be illegal because such Laws do exist, then any applicable Option License Term under Section 2 above shall be deemed extended by an additional three (3) months (but solely with respect to one Exhibition in the applicable Option License), and provided that such extension shall be deemed to constitute a Provenance Notice having then been given with respect to that territory.“
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7. Section 12 of the Bodies Agreement is hereby amended by adding the following additional two grammatical paragraphs: “Exhibitions presented pursuant to the initial License granted under Section 1 of this Agreement (as well as any Exhibitions presented pursuant to the Premier/Third Party Promoter Rights) shall be settled separately after each Exhibition, as set forth above, and shall not be cross-collateralized. In the event of the exercise of the First Option License, the Second Option License or the Third Option License, the Exhibitions presented under such each such particular Option License shall be settled as one (1) “pot” with respect to the related Revenues and Exhibition expenses for other Exhibitions under such particular Option License as they are collected and incurred or paid, as the case may be; provided that Premier shall be entitled to receive interim payments against its eventual aggregate share of Revenue for each such “pot” of License Option Exhibitions, and Live Nation shall calculate and pay to the parties with respect to each such Exhibition, at preliminary settlements to be conducted on a monthly basis and within a reasonable time after the close of each such Exhibition, the following share of Revenues for each such Option License Exhibition: (1) recoupment of expenses previously incurred and actually paid by the Parties in accordance with the Costs Memorandum and Sections 10 and 11 above and Section 14 below, which such expenses shall not include the cost to Live Nation of the non-refundable, non-recoupable guarantee payments referenced in Section 6 above (it being understood that expenses already incurred and paid by the Parties but not yet recouped at concurrent or previous such preliminary settlements for such “pot” shall be applied as recoupable expenses against Revenues otherwise available for distribution at any other preliminary settlements for such “pot”); then (2) for the next Seven Hundred Thousand ($700,000) Dollars of Revenue, ***% to Live Nation and ***% Premier, and thereafter (3) ***% to Premier and ***% to Live Nation. To the extent that Revenues are not sufficient at any such preliminary settlement for any such “pot” to enable Live Nation to be reimbursed any such recoupable expenses incurred and actually paid by the Parties in connection with the License Option Exhibitions attributable to such “pot,” then Premier shall pay back to Live Nation the necessary portion of any Revenues previously received by Premier from such pot (it being understood that in no event shall Premier pay back or refund any of the guaranteed payments received by it pursuant to Section 6). If Premier does not pay the same within ten (10) days of request of the same from Live Nation, Live Nation shall have the right to withhold such amount from future payments due to Premier by Live Nation under the Bodies Agreement, including guaranteed fees pursuant to Section 6 of the Bodies Agreement, as amended hereby.
     As soon as practical following the completion of the last of all Exhibitions presented under any such Option License (i.e., other than the initial License), Live Nation shall prepare a detailed settlement of the net profit for all such Exhibitions taken together and Live Nation shall forthwith pay to Premier its share of Revenues less the aggregate of all amounts previously paid to Premier on the basis of the immediately preceding grammatical paragraph hereof for the corresponding “pot” of Exhibitions under each Option License. If the aggregate of all amounts previously paid to Premier exceeds Premier’s share of aggregate Revenues for each “pot attributable to the applicable Option License Exhibitions, Premier shall forthwith pay to Live Nation the excess. If Premier does not pay the same within ten (10) days of request of the same from Live Nation, Live Nation shall have the right to withhold such amount from future payments due to Premier
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by Live Nation under the Bodies Agreement, including guaranteed fees pursuant to Section 6 of the Bodies Agreement, as amended hereby.”
     8. Section 10 of the Bodies Agreement is hereby amended by deleting the third grammatical paragraph of such Section in its entirety (i.e., regarding the $100,000 in Live Nation overhead costs) and inserting the following in lieu thereof: “The Parties agree that the Shared Costs under the Costs Memorandum shall be deemed to include actual and documented costs and expenses that are payable to third parties to facilitate venue scouting and acquisition for any Exhibitions (whether presented or completed or not), including without limitation, travel, hotel and meal costs incurred by Live Nation management who must travel for such purposes, and compensation and expenses for local hires for such purposes (collectively, “Live Nation Third Party Costs”), provided that in no event shall such Live Nation Third Party Costs be in excess of One Hundred Thousand ($100,000) Dollars per Exhibition nor shall they include any portion of salary or other fees or compensation paid to employees of Live Nation, except upon Premier’s prior written approval.”
     9. Section 14 of the Bodies Agreement is hereby amended by deleting the final grammatical paragraph in its entirety and inserting the following in lieu thereof: “The Parties shall in good faith coordinate and jointly develop a budget for each Exhibition and shall mutually agree upon a cash flow schedule by no later than sixty (60) days prior to the shipping of Specimens. All funds attributable to the Exhibitions will be segregated in a separate bank account. Any amounts to be remitted in excess of $100,000 must be co-signed by an authorized signatory of each of Live Nation and Premier. Neither Party can pay itself its portion of Revenues without the prior written approval of the other Party. All operating expenses for the Exhibitions shall be paid from this segregated bank account, which Live Nation shall fund in accordance with the above-referenced cash flow schedule. Distribution of Revenues and recoupment of expenses already incurred and already paid shall be paid to the Parties on a monthly basis.”
     10. Severability. If any of the provisions of this Amendment shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Amendment, and this Amendment shall be construed as if such invalid, illegal or unenforceable provision had never been included in this Amendment. If, moreover, any one or more of the provisions contained in this Amendment shall for any reason be held to be excessively broad as to duration, geographical scope, activity or subject, it shall be construed by limiting and reducing it, so as to be enforceable to the extent compatible with the applicable law as it shall then appear.
     11. No Third-Party Beneficiaries. None of the provisions of this Amendment shall be for the benefit of or enforceable by any third parties, including, without limitation, creditors of JAM, Live Nation, or Premier.
     12. No Waiver. Before or after the date hereof, no failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of the Bodies Agreement or this Amendment or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or of any covenant, agreement, term or condition. Any party to this Amendment by an instrument in writing
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may, but shall be under no obligation to, waive any of its rights or any conditions to its obligations hereunder, or any duty, obligation or covenant of any other party to this Amendment, but no waiver shall be effective unless in writing and signed by the party to this Amendment making such waiver. Nothing contained in this Amendment shall be deemed to constitute any such waiver. No waiver shall affect or alter the remainder of the terms of the Bodies Agreement or this Amendment but each and every covenant, agreement, term and condition hereof shall continue in full force and effect with respect to any other then existing or subsequent breach.
     13. Ratification/Full Force and Effect. Except as expressly amended by this Amendment, all other terms, conditions and provisions of the Bodies Agreement are hereby ratified and confirmed and shall continue in full force and effect. All references to the Bodies Agreement herein and hereafter shall refer to the Bodies Agreement, as amended by this Amendment.
     14. Successors and Assigns. The terms and provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
     15. Conflict or Inconsistency. In the event of any conflict or inconsistency between the terms and provisions hereof and those of the Bodies Agreement, the terms and provisions hereof shall govern and control.
     16. Relationship of the Parties. Each party shall perform its duties hereunder as an independent contractor. Neither party shall be or be deemed to be, or hold itself out as being, an agent of the other, and neither party shall be able to bind the other to any agreement with any third party, nor represent to third parties that they have the power to act as agent of the other, except as required to perform its duties pursuant to the Bodies Agreement, as amended hereby. Nothing herein shall be implied to mean that the parties are agent, partner or joint venturer of the other party.
     17. Attorneys’ Fees. In the event a party hereto commences a legal proceeding (including any alternative dispute resolution) to enforce any of the terms of this Amendment, in addition to any awards and or damages awarded to such party, the prevailing party shall have the right to recover reasonable attorneys’ fees and costs from the other party.
     18. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute but one and the same document. Signature by facsimile or pdf is hereby authorized.
     19. Signing Authority. The individual signing on behalf of Premier, STBN and JAM each represents and warrants to the parties to this Amendment that he/she has full authority and right to execute this Amendment on behalf of such entity.
(signature page to follow)
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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

JAM EXHIBITIONS, LLC
By:
Name:
Title:

SOON TO BE NAMED CORPORATION
By:
Name:
Title:

PREMIER EXHIBITIONS, INC.
By:
Name:
Title:

Amendment No. 1
November 30, 2008